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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                         OF THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported):  April 22, 1998

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                         RATIONAL SOFTWARE CORPORATION
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                   (Exact name of registrant as specified in its charter)


           Delaware                   0-12167                     54-1217099
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                     Identification No.)


18880 Homestead Road, Cupertino, California                        95014
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:            (408) 863-9900

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                               (Not Applicable)
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On April 22, 1998, the Board of Directors of Rational Software Corporation (the "Company") authorized the Company to institute a stock repurchase program whereby up to six million shares of its common stock may be repurchased in the open market from time to time. A copy of the press release related to such program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c)

99.1 Press Release dated April 23, 1998 released by the Company
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RATIONAL SOFTWARE CORPORATION
                                    (Registrant)

                                    /s/ Timothy A. Brennan
April 24, 1998                      ------------------------------------
                                    Timothy A. Brennan,
                                    Chief Financial Officer and Secretary